SCHEDULE A

            TO THE AMENDED AND RESTATED MUTUAL FUND CUSTODY AGREEMENT

                              DATED AUGUST 1, 1996

                                     BETWEEN

                           THE VICTORY PORTFOLIOS AND
                         KEY TRUST COMPANY OF OHIO INC.

                          Amended as of August 17, 1999

Victory Balanced Fund
        Class A Shares                          Victory Ohio Regional Stock Fund
        Class B Shares                                  Class A Shares
        Class G Shares                                  Class B Shares
Victory Diversified Stock Fund                  Victory Prime Obligations Fund
        Class A Shares                          Victory Real Estate Investment Fund
        Class B Shares                                  Class A Shares
        Class G Shares                                  Class G Shares
Victory Government Mortgage Fund                Victory Small Company Opportunity Fund
Victory Growth Fund                                     Class A Shares
        Class A Shares                                  Class G Shares
        Class G Shares                          Victory Special Value Fund
Victory Financial Reserves Fund                         Class A Shares
Victory Fund for Income                                 Class B Shares
        Class A Shares                                  Class G Shares
        Class G Shares                          Victory Stock Index Fund
Victory Institutional Money Market Fund                 Class A Shares
        Investor Shares                                 Class G Shares
        Select Shares                           Victory Tax-Free Money Market Fund
Victory Intermediate Income Fund                Victory U.S. Government Obligations Fund
        Class A Shares                                  Investor Shares
        Class G Shares                                  Select Shares
Victory International Growth Fund               Victory Value Fund
        Class A Shares                                  Class A Shares
        Class B Shares                                  Class G Shares
        Class G Shares                          Victory Federal Money Market Fund
Victory Investment Quality Bond Fund                    Investor Shares
        Class A Shares                                  Select Shares
        Class G Shares                          Victory Convertible Securities Fund
Victory Lakefront Fund                                  Class A Shares
Victory Limited Term Income Fund                        Class G Shares
Victory National Municipal Bond Fund            Victory LifeChoice Conservative Investor Fund
        Class A Shares                          Victory LifeChoice Growth Investor Fund
        Class B Shares                          Victory LifeChoice Moderate Investor Fund
        Class G Shares                          Victory Maine Municipal Bond Fund (Intermediate)
Victory New York Tax-Free Fund                  Victory Maine Municipal Bond Fund
        Class A Shares                          (Short-Intermediate)
        Class B Shares                          Victory Michigan Municipal Bond Fund
        Class G Shares                          Victory Equity Income Fund
Victory Ohio Municipal Bond Fund                Victory National Municipal Bond Fund (Long)
        Class A Shares                          Victory National Municipal Bond Fund
        Class G Shares                          (Short-Intermediate)
Victory Ohio Municipal Money Market Fund        Victory Established Value Fund
                                                        Class G Shares
                                                Victory Gradison Government Reserves Fund
                                                        Class G Shares
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